UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                  June 3, 2004
                Date of Report (Date of earliest event reported)

                          Commission file number 0-4604

                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

              Ohio                                               31-0746871
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

 6200 S. Gilmore Road, Fairfield, Ohio                           45014-5141
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(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (513) 870-2000

Item 9. Regulation FD Disclosure. On June 3, 2004, Cincinnati Financial Corporation issued the attached news release. The news release is furnished as
Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CINCINNATI FINANCIAL CORPORATION

                                 /S/ Kenneth W. Stecher
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                                 Kenneth W. Stecher
                                 Chief Financial Officer, Senior Vice President, Secretary and Treasurer
                                 (Principal Accounting Officer)
                                 June 3, 2004